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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                         ------------------------------

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15 (D) OF THE SECURITIES EXCHANGE ACT OF 1934


                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):

                                FEBRUARY 7, 2007


                            GREYSTONE LOGISTICS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


          OKLAHOMA                      000-26331                75-2954680
(STATE OR OTHER JURISDICTION     (COMMISSION FILE NUMBER)     (I.R.S. EMPLOYER
     OF INCORPORATION)                                       IDENTIFICATION NO.)

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      1613 E. 15TH, TULSA, OKLAHOMA                              74120
(Address of principal executive offices)                       (Zip Code)


                                 (918) 583-7441
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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ITEM 1.01.  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

            On February 7, 2007, a subsidiary of the registrant, Greystone Manufacturing, L.L.C., an Oklahoma limited liability company ("Greystone Manufacturing"), entered into that certain Yorktown Management & Financial Services, LLC Molds, Grinder, Ancillary Resin Handling Equipment, Bumper Contract, Raw Materials and Finished Goods Inventory Purchase Agreement and Bill of Sale (the "Purchase Agreement"), with Yorktown Management & Financial Services, LLC, an Oklahoma limited liability company ("Yorktown"), pursuant to which Yorktown purchased from Greystone Manufacturing existing finished goods inventory (including certain Coors Brewing inventory) and certain of the Greystone Manufacturing's raw materials, grinding and peripheral equipment, resin contracts and molds for a total purchase price of $2.2 million.

            In connection with the Purchase Agreement, on February 8, 2007, the registrant issued a warrant to a third party to purchase up to 250,000 shares of the registrant's common stock at an exercise price of $0.15 per share in consideration of providing certain financing and consulting services, which facilitated the transaction with Yorktown. Also in connection with the Purchase Agreement, Greystone Manufacturing and Yorktown have entered into that certain pallet molds lease agreement dated as of February 7, 2007 (the "Pallet Molds Lease"), whereby for a period of seven years, Yorktown will lease back to Greystone Manufacturing the molds and resin equipment purchase from Greystone Manufacturing at the lease rate of $1.00 per pallet manufactured using the molds and $0.03 per pound of resin provided using the resin equipment.

            Yorktown is owned by the registrant's Chief Executive Officer, Warren Kruger. The assets sold pursuant to the Purchase Agreement were sold to Yorktown at their fair market value and the transactions described above were approved by the disinterested member of the registrant's Board of Directors.

            On February 8, 2007, the registrant entered into that certain Settlement Agreement and Release (the "Settlement Agreement"), by and among the registrant, 1607 Commerce Limited Partnership, a Texas limited partnership ("1607"), Plastic Pallet Production, Inc., a Texas corporation and subsidiary of the registrant ("Plastic Pallet"), and Greystone Manufacturing, whereby, for full, final and complete settlement of any and all claims that 1607 has asserted, or could have asserted, in its lawsuit regarding an alleged default in the payment of rent pursuant to terms of the Equipment Lease (defined below) and the enforcement of certain guaranties of such payment of rent entered into by and between the registrant and 1607 and Greystone Manufacturing and 1607, the registrant has agreed to (i) make a one time payment to 1607 of $1,048,000.00,
(ii) make monthly payments to 1607 of $24,000.00 for a term of 24 months commencing March 1, 2007, which payments can be used towards the purchase price of pallets purchased from 1607 as further described below, (iii) transfer to 1607 2,000,000 shares of the registrant's common stock, par value $0.0001 per share, and (iv) enter into an agreement with 1607 whereby, among other things, 1607 will be given floor space, utilities and regrind resin in the registrant's Iowa facility and the registrant, Plastic Pallet and Greystone Manufacturing will be required to purchase up to 200,000 Granada pallets at $8.00 per pallet and 200,000 nestable pallets at $3.00 per pallet from 1607 over a two year term. Also pursuant to the Settlement Agreement, the monthly payments to be made by the registrant will be credited against the purchase price of any Granada pallets purchased by 1607; provided, however, 1607 is not obligated to produce any pallets, but has agreed to use it best efforts to do so. The Settlement Agreement also included an immediate termination of that certain equipment lease dated as of September 8, 2003, by and between 1607 and Plastic Pallet (the "Equipment Lease"), whereby the

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registrant leased, for a term of 130 months commencing September 8, 2003, certain equipment for $48,000.00 per month.

            The foregoing summary of the Purchase Agreement, Pallet Molds Lease and Settlement Agreement is qualified in its entirety by reference to the full terms and conditions of such agreements, copies of which are filed as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

ITEM 1.02.  TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

            The description of the termination of the Equipment Lease set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 2.01.  COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS.

            The description of the sale of certain assets of the registrant set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

            The description of the monthly payment obligations of the registrant pursuant the Settlement Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

ITEM 3.02.  UNREGISTERED SALES OF EQUITY SECURITIES.

            The description of the issuance of the warrant to a third party in connection with the Purchase Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The description of the issuance of 2,000,000 shares of common stock, par value $0.0001 per share, issued to 1607 pursuant to the Settlement Agreement set forth under Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein.

            The securities described above were issued pursuant to the exemption from registration under Section 4(2) of the Securities Act of 1933, as amended. The parties described above are either a sophisticated person or entity and there was no underwriting and no commissions paid to any party in connection with the transactions described above.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

   (c)  The following exhibits are furnished herewith:

Exhibit No.   Description
-----------   -----------

10.1 Yorktown Management & Financial Services, LLC Molds, Grinder, Ancillary Resin Handling Equipment, Bumper Contract, Raw Materials and Finished Goods Inventory Purchase Agreement and Bill of Sale dated as of February 7, 2007, by and between the registrant and Yorktown.
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10.2          Pallet Molds Lease Agreement dated as of February 7, 2007, by and between Greystone Manufacturing and Yorktown.
10.3 Settlement Agreement and Release dated as of February 8, 2007, by and among the registrant, 1607, Plastic Pallet and Greystone Manufacturing.


                                   SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      GREYSTONE LOGISTICS, INC.


Date: February 27, 2007               By: /s/ Warren F. Kruger
                                          --------------------------
                                          Warren F. Kruger
                                          President and Chief Executive Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.   Description
-----------   -----------

10.1 Yorktown Management & Financial Services, LLC Molds, Grinder, Ancillary Resin Handling Equipment, Bumper Contract, Raw Materials and Finished Goods Inventory Purchase Agreement and Bill of Sale dated as of February 7, 2007, by and between the registrant and Yorktown.
10.2 Pallet Molds Lease Agreement dated as of February 7, 2007, by and between Greystone Manufacturing and Yorktown.
10.3 Settlement Agreement and Release dated as of February 8, 2007, by and among the registrant, 1607, Plastic Pallet and Greystone Manufacturing.